SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 14, 2007
                                 Date of Report
                        (Date of Earliest Event Reported)

                          Commission File No. 01-28911


                      National Healthcare Technology, Inc.
                      ------------------------------------
             (Exact name of Registrant as specified in its charter)


              Colorado                              91-1869677
              --------                              ----------
      (State of Incorporation)           (IRS Employer Identification No.)


              2525 East Camelback Road Suite 900, Phoenix, AZ 85016
              -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)


         Company's telephone number, including area code: (480) 588-2488

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Officers;
          Appointment of Principal Officers.

On March 14, 2007, National Healthcare Technology, Inc. (the "Company") appointed Samuel Plunkett as its CEO and CFO, replacing Jon Carlson, who previously held those positions and resigned on March 14, 2007. Mr. Carlson also resigned as a director and Mr. Plunkett was elected to the Board of Directors.

Samuel Plunkett is an attorney in private practice in Beverly Hills, California. Mr. Plunkett has been licensed in the State of California as an attorney since 1989. Mr. Plunkett has business law experience as well as being a successful trial lawyer.

Mr. Plunkett received his law degree from Pepperdine University School of Law in 1988 and has a Bachelor of Science in Psychology from Colorado State University.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2007                          NATIONAL HEALTHCARE TECHNOLOGY, INC.


                                        /s/ Samuel Plunkett
                                        Samuel Plunkett, CEO